SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): Dec. 15, 2000

BAY VIEW SECURITIZATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-16233 (Commission File No.)	93-1225376 (I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California (Address of principal executive offices)	94404 (Zip Code)

(650) 573-7310
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report)

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits

             Exhibit 99.1 Monthly Servicer’s Reports dated Nov. 30, 2000

Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 1999 LG-1 AUTO TRUST BAY VIEW 2000 LJ -1 AUTO TRUST
By:	Bay View Securitization Corporation

ORIGINATOR OF TRUST

Dated: Dec. 15, 2000	By:	/s/ Michael J. LaOrange

Michael J. LaOrange Vice President